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                                                                   EXHIBIT 10.27

                 STOCK ACQUISITION REPRESENTATIONS AND COVENANTS
                                   CERTIFICATE



Each of the undersigned, ________________________, President of H & S Management Corp. (the "Corporation"), J. C. Sparkman and Steven Helbig, hereby certifies that it and/or he acknowledges and agrees that:

        1. They are parties to that certain Asset Purchase Agreement dated , 1998 by and among the Corporation, J. C. Sparkman, Steven Helbig and Universal Electronics Inc. ("UEI") (the "Agreement").

        2. A portion of the consideration to be received in connection with the sale by the Corporation of certain of its assets is shares of UEI's common stock, par value $.01 (the "UEI Stock"), which UEI shall cause to be issued and a new stock certificate (or certificates) shall be delivered to Buyer evidencing the new ownership of the UEI Stock.

        3. The UEI Stock being acquired hereunder have not been and will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state or other jurisdiction (together "Securities Laws"); that the UEI Stock is being sold in reliance on exemptions from the registration requirements thereof; and that the UEI's reliance upon such exemptions is predicated in part on the representations and covenants contained in this Certificate.

        4. The UEI Stock is being acquired for the Corporation's own account and not on behalf of any other person or persons and not with a view to, or for sale in connection with, any public distribution thereof.

        5. The certificate(s) or other documents evidencing the UEI Stock (including those issued at any time in exchange or substitution thereof) will be subject to stop transfer instructions and will bear a legend substantially in the following form:

        "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state or other jurisdiction (together, the "Securities Laws") and may not be offered for sale, sold or otherwise transferred or encumbered in the absence of compliance with such Securities Laws and until the issuer thereof shall have received from counsel acceptable to it a written opinion reasonably satisfactory to it that the proposed disposition will not violate any applicable Securities Laws."

        6. Prior to the closing of the transactions contemplated within the Agreement, each of the undersigned and their respective duly authorized agents and representatives have been afforded the opportunity to ask questions and receive answers concerning the ownership of an interest in UEI




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and to obtain any additional information necessary to verify the accuracy of the information relating to the UEI Stock, UEI, or otherwise provided with respect thereto.

        7. Buyer understands and acknowledges that this transaction contains a high degree of risk, and agrees to accept such risk.

        IN WITNESS WHEREOF, each of the undersigned have executed this Certificate as of the _____________ day of _________, 1998.


                                       H & S Management Corp.


                                       -----------------------------------------
                                       Its:
                                           -------------------------------------




                                       -----------------------------------------
                                       J. C. Sparkman




                                       -----------------------------------------
                                       Steven Helbig



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